ACQUISITION AFTER BALANCE SHEET DATE (Tables)	12 Months Ended
Dec. 31, 2014
Acquisition after Balance Sheet Date [Abstract]
Details of purchase consideration, net assets aquired and goodwill
The provisional fair values allocated to each class of identifiable assets of the Golar Eskimo and the difference between the purchase price and net assets acquired was calculated as follows:

(in thousands of $)			January 20, 2015
Purchase consideration		(1)	227,200
Less: Fair value of net assets (liabilities) acquired:
Vessel including allocation to charter (if applicable)	390,000
Long-term debt	(162,800)
Others	—	(2)
Subtotal			(227,200)
Difference between the purchase price and fair value of net assets acquired			—
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(1) This includes the purchase consideration for the vessel less the fair value of the assumed bank debt but excludes any working capital adjustments which will be available upon finalization of the results of the Golar Eskimo for the first quarter of 2015.
(2) This information will be available upon finalization of the results of the Golar Eskimo for the first quarter of 2015.

The Golar Eskimo was delivered to Golar on December 22, 2014 and was under construction and not operational before its delivery. As a result, we have evaluated that had the acquisition been consummated as of January 1, 2014, Golar Eskimo's pro forma revenue and net income effect for the year ended December 31, 2014 would be immaterial and thus, have not been presented here.